UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 4, 2014

BULLFROG GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-164908	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

897 Quail Run Drive, Grand Junction, Colorado		81505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 628-1670

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

On May 30, 2014, Bullfrog Gold Corp. (the “Company”) sent a notice of termination (“Termination Notice”) to Southwest Exploration Inc. (“SWI”) for the Option to Purchase and Royalty Agreement (“Agreement”) dated September 28, 2011 for the Newsboy Project in Arizona. Per the Agreement, this Termination Notice is giving 30 days notice to SWI and will be effective on June 30, 3014. The Company will pay $20,860 for the annual maintenance claims for the Newsboy Project, but will have no additional obligation.

The foregoing is not a complete summary of the Termination Notice, and is qualified in its entirety by reference to the complete text attached as Exhibit 10.1 to this Current Report on Form 8-K, which is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No .	Description

10.1	Termination Notice dated May 30, 2014

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2014	BULLFROG GOLD CORP.

	By:	/s/ David Beling
Name: David Beling
Title: President, Chief Executive Officer and Chief Financial Officer